UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 24, 2018
___________________________________________
THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 24, 2018, The Goldfield Corporation (the “Company”), the Company’s wholly owned subsidiaries (Power Corporation of America, a Florida corporation, Southeast Power Corporation, a Florida corporation, C and C Power Line, Inc., a Florida corporation, Precision Foundations Inc., a Florida corporation, Bayswater Development Corporation, a Florida corporation, and Pineapple House of Brevard, Inc., a Florida corporation) (collectively with the Company, the “Debtors”), and Branch Banking and Trust Company (“BB&T”), entered into a Master Loan Agreement (the “Master Loan Agreement”).
The Master Loan Agreement restates substantially the same terms and conditions as those set forth in the previous Master Loan Agreement (the “Previous Master Loan Agreement”) among the Debtors and BB&T originally entered into on June 9, 2017 (as described in the Company’s Form 8-K dated June 9, 2017, and incorporated herein by reference), except for (i) the modification of the $22.6 million equipment loan between the Company and BB&T (the “$22.6 Million Equipment Loan”), increasing it to a $27.49 million equipment loan (as increased, the “$27.49 Million Equipment Loan”), (ii) a new $18.0 million working capital loan between the Company and BB&T (the “Working Capital Loan”), which replaces the previous $18.0 million working capital loan between the Company and BB&T (the “Previous Working Capital Loan”) and (iii) an increase in the permissible outside debt and leases amount from $500,000 in the Previous Master Loan Agreement to $2,000,000. The Master Loan Agreement replaces the Previous Master Loan Agreement.
Borrowings of $16.99 million, outstanding as of May 24, 2018, plus accrued interest under the $22.6 Million Equipment Loan were continued under the $27.49 Million Equipment Loan.
The remaining portion of the $27.49 Million Equipment Loan balance will be drawn by the Company for equipment purchases that are made on or after January 1, 2018.
Under the documentation related to the $27.49 Million Equipment Loan, principal payments of $510,000.00 plus accrued interest will commence on June 9, 2018 and continue monthly thereafter until and including the payment due on December 9, 2018. On December 31, 2018, the then outstanding principal balance of the $27.49 Million Equipment Loan shall be amortized over a forty (40) month period. Equal monthly payments of principal, plus accrued interest, shall thereafter commence on January 9, 2019 and continue monthly on the same day of each month thereafter, with all outstanding principal, accrued interest, and all other amounts then due and owing to be payable on May 1, 2022, its maturity date.
Also on May 24, 2018, the Company entered into the new $18.0 million Working Capital Loan, which replaces all previous renewals and or modifications on the Previous Working Capital Loan. The Working Capital Loan restates substantially the same terms and conditions as those set forth in the Previous Working Capital Loan, originally entered into on August 26, 2005 (as described in the Company’s Form 8-K dated August 26, 2005, and incorporated herein by reference) and last renewed and modified on November 1, 2016 (as described in the Company’s Form 8-K dated November 1, 2016, and incorporated herein by reference).
Borrowings of $2.75 million, outstanding as of May 24, 2018, from the Working Capital Loan were used to pay in full the outstanding amount of the Previous Working Capital Loan, plus accrued interest and loan closing costs. The remaining portion of the Working Capital Loan balance will be drawn by the Company as and when needed for working capital purposes.
Under the documentation related to the Working Capital Loan, (i) principal is due in full at maturity on November 28, 2020 and (ii) accrued interest is payable monthly commencing on June 9, 2018 and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on November 28, 2020, its maturity date. Borrowings outstanding under the Working Capital Loan were $2.75 million as of May 24, 2018.

In addition, both the $27.49 Million Equipment Loan and the Working Capital Loan will bear interest at a rate per annum equal to One Month LIBOR (as defined in the documentation related to each loan) plus 1.80%, which will be adjusted monthly on the first day of each LIBOR Interest Period. The Master Loan Agreement contains customary representations and warranties and customary events of default.
The Company’s obligations under both the $27.49 Million Equipment Loan and the Working Capital Loan are guaranteed by the other Debtors and secured by a continuing security interest in the currently owned and hereafter acquired personal property of the Debtors identified as: (i) accounts, including all contract rights; (ii) equipment and machinery, including all accessions thereto, and all manufacturers’ warranties, parts and tools therefore; (iii) vehicles; (iv) supporting obligations; and (v) to the extent not listed above as original collateral, all proceeds (cash and non-cash) and products of the foregoing.
The Company and its affiliates (including its wholly owned subsidiaries) do not have any material relationship with BB&T, other than with respect to (i) the Master Loan Agreement, the loans thereunder and the documentation related thereto (ii) the previous Master Loan Agreements, the loans thereunder and the documentation related thereto and (iii) other customary banking matters.
The foregoing descriptions of the Master Loan Agreement, the $27.49 Million Equipment Loan and the Working Capital Loan, including the documentation related to each loan, do not purport to summarize all of the provisions of these documents and are qualified in their entirety by reference to the documents filed herewith as Exhibits 10-1 through 10-9 to this Current Report on Form 8-K (collectively, the “Note Documents”). The Note Documents have been filed as exhibits to provide investors with information regarding their terms. The representations, warranties and covenants contained in the Note Documents were made only for purposes of the Note Documents and as of specific dates, were solely for the benefit of the parties to the Master Loan Agreement, and are subject to limitations agreed upon by the parties to the Master Loan Agreement. Moreover, the representations and warranties contained in the Note Documents were made for the purpose of allocating contractual risk between the parties to the Master Loan Agreement instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to the Master Loan Agreement that differ from those applicable to investors generally. Investors (other than the parties to the Master Loan Agreement) are not third-party beneficiaries under the Note Documents and should not rely on the representations, warranties and covenants contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

Item 1.02	Termination of a Material Definitive Agreement.
On May 24, 2018, the Debtors and BB&T entered into the Master Loan Agreement and terminated the Previous Master Loan Agreement. Also on May 24, 2018, the Company and BB&T entered into the Working Capital Loan and terminated the Previous Working Capital Loan. The information set forth in Item 1.01 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Exhibit
10-1 Master Loan Agreement, dated May 24, 2018, by and between BB&T and the Company, Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation, Power Corporation of America, Precision Foundations, Inc., and C and C Power Line, Inc.
10-2 Modification Promissory Note, dated May 24, 2018, relating to The Goldfield Corporation $27.49 Million Loan
10-3 Addendum to Modification Promissory Note, dated May 24, 2018, relating to The Goldfield Corporation $27.49 Million Loan
10-4 BB&T Security Agreement, dated May 24, 2018 by and between BB&T and the Debtors, relating to The Goldfield Corporation $27.49 Million Loan
10-5 Guaranty Agreement, dated May 24, 2018, relating to The Goldfield Corporation $27.49 Million Loan
10-6 Promissory Note, dated May 24, 2018, relating to The Goldfield Corporation Working Capital Loan
10-7 Addendum to Promissory Note, dated May 24, 2018, relating to The Goldfield Corporation Working Capital Loan
10-8 BB&T Security Agreement, dated May 24, 2018 by and between BB&T and the Debtors, relating to The Goldfield Corporation Working Capital Loan
10-9 Guaranty Agreement, dated May 24, 2018, relating to The Goldfield Corporation Working Capital Loan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 30, 2018

THE GOLDFIELD CORPORATION

By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary